UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 21, 2012

Nuvel Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

315 University Avenue
 Los Gatos, California 95030
 (Address of Principal Executive Offices including Zip Code)

(408) 899-5981
 (Registrant’s Telephone Number, including Area Code)

________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Subscription Agreement

On November 21, 2012, Nuvel Holdings, Inc., a Florida corporation (the “Company”), entered into and consummated the sale to a certain accredited investor pursuant to the Subscription Agreement (the “Subscription Agreement”) of Secured Convertible Promissory Note due May 21, 2014 (the “Note”) in the principal amount of $500,000 with the conversion price of $0.54 per share, and warrants to purchase 462,963 shares of its common stock at an exercise price of $0.70 per share (the “Warrants”).

The conversion price of the Note and the exercise price of the Warrants are subject to adjustment for certain events, including the dividends, distributions or split of common stock, the Company’s consolidation, merger or reorganization, or in the event of the Company’s issuance of securities at a price lower than the per share conversion price or exercise price then in effect.

The Company's obligations under the Subscription Agreement and the Notes are secured by all assets of the Company pursuant to a Security Agreement, dated as of November 21, 2012.

In connection with the sale of the Notes and Warrants, the Company paid to the investor and its designee a due diligence fee in cash equal to 4% of the gross proceeds of the offering and issued to the investor’s designee an unsecured note substantially in the same form as the Note in the principal amount of $20,000.

The issuances of the Company’s securities described herein were effectuated pursuant to the exemption from the registration requirements of the Securities Act of 1933 (the “Act”), as amended, provided by Section 4(2) of the Act and/or Regulation D, and Regulation S promulgated thereunder.

Lockup Agreements

As a condition to the closing of the transactions contemplated by the Subscription Agreement, the Company entered into a series of Lockup Agreements with certain individuals (the “Lockup Providers”).  Under such Lockup Agreements, the Lockup Providers agree not to sell, transfer or otherwise dispose of any shares of the Company’s stock held by such Lockup Provider until 18 months after the closing date.

Item 2.03	Creation of a Direct Financial Obligation

Reference is made to Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

Reference is made to Item 1.01.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

4.1	Form of Note.

4.2	Form of Warrant.

10.1	Form of Subscription Agreement.

10.2	Form of Security Agreement.

10.3	Form of Lockup Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 28, 2012
NUVEL HOLDINGS, INC.

By:   /s/ Jay Elliot
Name:   Jay Elliot
Title:     Chief Executive Officer